EXHIBIT 32


            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
               AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



      The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                              By:   /s/ John R. Male
                                    -------------------------------
                                    Name:  John R. Male
                                    Title: Chairman of the Board and
                                             Chief Executive Officer


                              By:   /s/ C. Keith Swaney
                                    -------------------------------
                                    Name:   C. Keith Swaney
                                    Title:  President, Chief Operating
                                             Officer and Treasurer




Date: May 14, 2004